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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): July 7, 2003
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                                WorldCom, Inc.

              (Exact Name of Registrant as Specified in Charter)

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            Georgia                         0-11258             58-1521612
(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer
        Incorporation)                                        Identification
                                                                     No.)


22001 Loudoun County Parkway, Ashburn, Virginia                   20147
   (Address of Principal Executive Offices)                     (Zip Code)


      Registrant's telephone number, including area code: (703) 886-5600

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Item 5. Other Events.

     On July 7, 2003, WorldCom, Inc. (the "Company") issued a press release announcing the filing on that date of newly revised exhibits to the Supplement to Disclosure Statement (the "Supplement") which the Company filed on July 3, 2003 with the U.S. Bankruptcy Court for the Southern District of New York. Among other things, the exhibits to the Supplement provided revised projected financial information supporting the Company's plan of reorganization (the "Plan"). A copy of this press release is attached as Exhibit 99.1 and it is incorporated herein by reference.

     The Company disclosed revised financial guidance projections for 2003-2005. The revised projected earnings before interest, taxes, depreciation and amortization (EBITDA) for 2003-2005 are expected to be $2.7 billion, $3.7 billion and $4.1 billion, respectively. The projections are based on a number of assumptions made by management with respect to future performance of the Company's various lines of business.

     Set forth below is a reconciliation of EBITDA to net income and cash flow from operating activities:

                                                                                   Projected
                                                                        for the year ended December 31,
                                                                        2003            2004            2005
                                                                              (amounts in billions)
Earnings before interest, taxes, depreciation and amortization      $    2.7         $    3.7          $    4.1

   Depreciation and amortization expense                               (1.5)            (1.7)             (1.8)
   Interest expense                                                    (0.1)            (0.4)             (0.4)
   Reorganization items                                                (0.5)              0.0               0.0
   Income tax expense                                                  (0.1)            (0.6)             (0.7)
   Income from discontinued operations                                   0.0              0.1*              0.0
                                                                  ----------------------------------------------
Net income                                                               0.5              1.1               1.2

Adjustments to cash flow
   Restructuring charge (non-cash item)                                  0.5              0.0               0.0
   Changes in working capital                                            0.4            (0.2)               0.0
   Deferred taxes and other liabilities                                  0.3              0.4               0.2
   Other                                                                 0.2              0.0               0.0
   Income from discontinued operations                                   0.0            (0.1)*              0.0
   Depreciation and amortization expense                                 1.5              1.7               1.8
                                                                  ----------------------------------------------
Total cash flow adjustments                                              2.9              1.8               2.0

   Cash flow from operating activities                              $    3.4         $    2.9          $    3.2

* Minor differences due to rounding



     Management of the Company believes that EBITDA is a useful measure in assessing the Company's liquidity and financial performance. Management has presented EBITDA projections for 2003 through 2005 because creditors of the Company will receive notes and/or


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common stock upon the Company's emergence from Chapter 11 proceedings. EBITDA is not a measurement presented in accordance with generally accepted accounting principles, or GAAP, and is not intended to be used in lieu of GAAP presentations of results of operations and cash provided by operating activities. EBITDA is commonly used by debt holders as a measurement to determine the ability of an entity to meet its interest obligations. EBITDA is also useful for shareholders as a measurement to determine the performance of an entity. The Company has reconciled EBITDA to cash provided by operating activities and net income to present the GAAP measures of liquidity and financial performance.

     Attached as Exhibit 99.2 is a discussion of the assumptions underlying the projections set forth above. The projections should be reviewed in conjunction with a review of these assumptions.

     The Company does not, as a matter of course, publish its business plans and strategies or projections, anticipated financial position or results of operations. Accordingly, the Company does not anticipate that it will, and disclaims any obligation to, furnish updated business plans or projections after the confirmation date of the Plan, or to include such information in documents required to be filed with the Securities and Exchange Commission (the "SEC") or otherwise to make such information public.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

             Exhibit No.            Description of Exhibit
             -----------            ----------------------
             99.1                   Press Release dated July 7, 2003
             99.2                   Assumptions to Financial Projections


Cautionary Statement Regarding Forward-Looking Statements

     The projections included in this report may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The projections assume that the Plan will be implemented in accordance with its stated terms. The projections are based on forecasts of key economic variables and may be significantly affected by changes in the competitive environment, by regulatory changes and future changes in technology, and a variety of other factors. Accordingly, the estimates and assumptions underlying the projections are inherently uncertain and are subject to significant business, economic and competitive

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uncertainties. Therefore, such projections, estimates and assumptions are not necessarily indicative of current values or future performance, which may be significantly less favorable or more favorable than as set forth.

     Although every reasonable effort was made to be accurate, the projections are only an estimate, and actual results may vary considerably from the projections. In addition, the uncertainties that are inherent in the projections increase for later years in the projection period, due to increased difficulty associated with forecasting levels of economic activity and performance at more distant points in the future. Consequently, the projected information included herein should not be regarded as a representation by the Company, the Company's advisors or any other person that the Company will achieve the projected results. The projections were not prepared with a view towards public disclosure or compliance with generally accepted accounting principles, the published guidelines of the SEC or the American Institute of Certified Public Accountants regarding projections or forecasts. The projections have not been audited or reviewed by the Company's independent certified accountants. You are cautioned not to place undue reliance on these projections.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WORLDCOM, INC.
                                  (Registrant)


                                  By: /s/ Robert T. Blakely
                                     ---------------------------------------
                                  Name:   Robert T. Blakely
                                  Title:  Executive Vice President and Chief
                                          Financial Officer

Dated:  July 14, 2003
































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                                 EXHIBIT INDEX

   Exhibit No.                                  Description
   ----------                                   -----------
       99.1   Press Release dated July 7, 2003
       99.2   Assumptions to Financial Projections









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